                        POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Patrick J. Guarino, Curtis V. Anastasio, Harold D. Mallory, and Todd Walker, and each of them, his true and lawful attorney or attorneys-in-fact, with full power of substitution and revocation, for him and in his name, place, and stead, in any and all capacities (including as an officer or director of ULTRAMAR DIAMOND SHAMROCK CORPORATION (the "Corporation"), to sign Registration Statements on Form S-8 of the Corporation for the purposes of registering, pursuant to the Securities Act of 1933: (1) 100,000 shares of Common Stock (and associated stock purchase rights) in accordance with the terms of the Corporation's Non-Employee Director Equity Plan, (2) 77,458 shares of Common Stock (and associated stock purchase rights) in accordance with the terms of the Corporation's 401(k) Retirement Savings Plan (and as a result of the merger between Diamond Shamrock, Inc. and Ultramar Corporation), and (3) 101,015 shares of Common Stock (and associated stock purchase rights)in accordance with the terms of the Corporation's Nonqualified 401(k) Plan (and as a result of the merger between Diamond Shamrock, Inc. and Ultramar Corporation), and to sign any or all amendments and any or all post-effective amendments to such Registration Statements, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorney or attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




/s/ R. R. HEMMINGHAUS
    R. R. Hemminghaus


Dated: April 23, 1997

                        POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Patrick J. Guarino, Curtis V. Anastasio, Harold D. Mallory, and Todd Walker, and each of them, his true and lawful attorney or attorneys-in-fact, with full power of substitution and revocation, for him and in his name, place, and stead, in any and all capacities (including as an officer or director of ULTRAMAR DIAMOND SHAMROCK CORPORATION (the "Corporation"), to sign Registration Statements on Form S-8 of the Corporation for the purposes of registering, pursuant to the Securities Act of 1933: (1) 100,000 shares of Common Stock (and associated stock purchase rights) in accordance with the terms of the Corporation's Non-Employee Director Equity Plan, (2) 77,458 shares of Common Stock (and associated stock purchase rights) in accordance with the terms of the Corporation's 401(k) Retirement Savings Plan (and as a result of the merger between Diamond Shamrock, Inc. and Ultramar Corporation), and (3) 101,015 shares of Common Stock (and associated stock purchase rights)in accordance with the terms of the Corporation's Nonqualified 401(k) Plan (and as a result of the merger between Diamond Shamrock, Inc. and Ultramar Corporation), and to sign any or all amendments and any or all post-effective amendments to such Registration Statements, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorney or attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




/s/ H. PETE SMITH
    H. Pete Smith


Dated: April 23, 1997


                        POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Patrick J. Guarino, Curtis V. Anastasio, Harold D. Mallory, and Todd Walker, and each of them, his true and lawful attorney or attorneys-in-fact, with full power of substitution and revocation, for him and in his name, place, and stead, in any and all capacities (including as an officer or director of ULTRAMAR DIAMOND SHAMROCK CORPORATION (the "Corporation"), to sign Registration Statements on Form S-8 of the Corporation for the purposes of registering, pursuant to the Securities Act of 1933: (1) 100,000 shares of Common Stock (and associated stock purchase rights) in accordance with the terms of the Corporation's Non-Employee Director Equity Plan, (2) 77,458 shares of Common Stock (and associated stock purchase rights) in accordance with the terms of the Corporation's 401(k) Retirement Savings Plan (and as a result of the merger between Diamond Shamrock, Inc. and Ultramar Corporation), and (3) 101,015 shares of Common Stock (and associated stock purchase rights)in accordance with the terms of the Corporation's Nonqualified 401(k) Plan (and as a result of the merger between Diamond Shamrock, Inc. and Ultramar Corporation), and to sign any or all amendments and any or all post-effective amendments to such Registration Statements, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorney or attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




/s/ BYRON ALLUMBAUGH
    Byron Allumbaugh


Dated: April 23, 1997


                        POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Patrick J. Guarino, Curtis V. Anastasio, Harold D. Mallory, and Todd Walker, and each of them, his true and lawful attorney or attorneys-in-fact, with full power of substitution and revocation, for him and in his name, place, and stead, in any and all capacities (including as an officer or director of ULTRAMAR DIAMOND SHAMROCK CORPORATION (the "Corporation"), to sign Registration Statements on Form S-8 of the Corporation for the purposes of registering, pursuant to the Securities Act of 1933: (1) 100,000 shares of Common Stock (and associated stock purchase rights) in accordance with the terms of the Corporation's Non-Employee Director Equity Plan, (2) 77,458 shares of Common Stock (and associated stock purchase rights) in accordance with the terms of the Corporation's 401(k) Retirement Savings Plan (and as a result of the merger between Diamond Shamrock, Inc. and Ultramar Corporation), and (3) 101,015 shares of Common Stock (and associated stock purchase rights)in accordance with the terms of the Corporation's Nonqualified 401(k) Plan (and as a result of the merger between Diamond Shamrock, Inc. and Ultramar Corporation), and to sign any or all amendments and any or all post-effective amendments to such Registration Statements, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorney or attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




/s/ E. GLENN BIGGS
    E. Glenn Biggs


Dated: April 23, 1997


                        POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Patrick J. Guarino, Curtis V. Anastasio, Harold D. Mallory, and Todd Walker, and each of them, his true and lawful attorney or attorneys-in-fact, with full power of substitution and revocation, for him and in his name, place, and stead, in any and all capacities (including as an officer or director of ULTRAMAR DIAMOND SHAMROCK CORPORATION (the "Corporation"), to sign Registration Statements on Form S-8 of the Corporation for the purposes of registering, pursuant to the Securities Act of 1933: (1) 100,000 shares of Common Stock (and associated stock purchase rights) in accordance with the terms of the Corporation's Non-Employee Director Equity Plan, (2) 77,458 shares of Common Stock (and associated stock purchase rights) in accordance with the terms of the Corporation's 401(k) Retirement Savings Plan (and as a result of the merger between Diamond Shamrock, Inc. and Ultramar Corporation), and (3) 101,015 shares of Common Stock (and associated stock purchase rights)in accordance with the terms of the Corporation's Nonqualified 401(k) Plan (and as a result of the merger between Diamond Shamrock, Inc. and Ultramar Corporation), and to sign any or all amendments and any or all post-effective amendments to such Registration Statements, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorney or attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




/s/ W. E. BRADFORD
    W. E. Bradford


Dated: April 23, 1997


                        POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Patrick J. Guarino, Curtis V. Anastasio, Harold D. Mallory, and Todd Walker, and each of them, his true and lawful attorney or attorneys-in-fact, with full power of substitution and revocation, for him and in his name, place, and stead, in any and all capacities (including as an officer or director of ULTRAMAR DIAMOND SHAMROCK CORPORATION (the "Corporation"), to sign Registration Statements on Form S-8 of the Corporation for the purposes of registering, pursuant to the Securities Act of 1933: (1) 100,000 shares of Common Stock (and associated stock purchase rights) in accordance with the terms of the Corporation's Non-Employee Director Equity Plan, (2) 77,458 shares of Common Stock (and associated stock purchase rights) in accordance with the terms of the Corporation's 401(k) Retirement Savings Plan (and as a result of the merger between Diamond Shamrock, Inc. and Ultramar Corporation), and (3) 101,015 shares of Common Stock (and associated stock purchase rights)in accordance with the terms of the Corporation's Nonqualified 401(k) Plan (and as a result of the merger between Diamond Shamrock, Inc. and Ultramar Corporation), and to sign any or all amendments and any or all post-effective amendments to such Registration Statements, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorney or attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




/s/ H. FREDERICK CHRISTIE
    H. Frederick Christie


Dated: April 23, 1997


                        POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Patrick J. Guarino, Curtis V. Anastasio, Harold D. Mallory, and Todd Walker, and each of them, his true and lawful attorney or attorneys-in-fact, with full power of substitution and revocation, for him and in his name, place, and stead, in any and all capacities (including as an officer or director of ULTRAMAR DIAMOND SHAMROCK CORPORATION (the "Corporation"), to sign Registration Statements on Form S-8 of the Corporation for the purposes of registering, pursuant to the Securities Act of 1933: (1) 100,000 shares of Common Stock (and associated stock purchase rights) in accordance with the terms of the Corporation's Non-Employee Director Equity Plan, (2) 77,458 shares of Common Stock (and associated stock purchase rights) in accordance with the terms of the Corporation's 401(k) Retirement Savings Plan (and as a result of the merger between Diamond Shamrock, Inc. and Ultramar Corporation), and (3) 101,015 shares of Common Stock (and associated stock purchase rights)in accordance with the terms of the Corporation's Nonqualified 401(k) Plan (and as a result of the merger between Diamond Shamrock, Inc. and Ultramar Corporation), and to sign any or all amendments and any or all post-effective amendments to such Registration Statements, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorney or attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




/s/ W. H. CLARK
    W. H. Clark


Dated: April 23, 1997


                        POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Patrick J. Guarino, Curtis V. Anastasio, Harold D. Mallory, and Todd Walker, and each of them, his true and lawful attorney or attorneys-in-fact, with full power of substitution and revocation, for him and in his name, place, and stead, in any and all capacities (including as an officer or director of ULTRAMAR DIAMOND SHAMROCK CORPORATION (the "Corporation"), to sign Registration Statements on Form S-8 of the Corporation for the purposes of registering, pursuant to the Securities Act of 1933: (1) 100,000 shares of Common Stock (and associated stock purchase rights) in accordance with the terms of the Corporation's Non-Employee Director Equity Plan, (2) 77,458 shares of Common Stock (and associated stock purchase rights) in accordance with the terms of the Corporation's 401(k) Retirement Savings Plan (and as a result of the merger between Diamond Shamrock, Inc. and Ultramar Corporation), and (3) 101,015 shares of Common Stock (and associated stock purchase rights)in accordance with the terms of the Corporation's Nonqualified 401(k) Plan (and as a result of the merger between Diamond Shamrock, Inc. and Ultramar Corporation), and to sign any or all amendments and any or all post-effective amendments to such Registration Statements, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorney or attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




/s/ JEAN GAULIN
    Jean Gaulin


Dated: April 23, 1997


                        POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Patrick J. Guarino, Curtis V. Anastasio, Harold D. Mallory, and Todd Walker, and each of them, his true and lawful attorney or attorneys-in-fact, with full power of substitution and revocation, for him and in his name, place, and stead, in any and all capacities (including as an officer or director of ULTRAMAR DIAMOND SHAMROCK CORPORATION (the "Corporation"), to sign Registration Statements on Form S-8 of the Corporation for the purposes of registering, pursuant to the Securities Act of 1933: (1) 100,000 shares of Common Stock (and associated stock purchase rights) in accordance with the terms of the Corporation's Non-Employee Director Equity Plan, (2) 77,458 shares of Common Stock (and associated stock purchase rights) in accordance with the terms of the Corporation's 401(k) Retirement Savings Plan (and as a result of the merger between Diamond Shamrock, Inc. and Ultramar Corporation), and (3) 101,015 shares of Common Stock (and associated stock purchase rights)in accordance with the terms of the Corporation's Nonqualified 401(k) Plan (and as a result of the merger between Diamond Shamrock, Inc. and Ultramar Corporation), and to sign any or all amendments and any or all post-effective amendments to such Registration Statements, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorney or attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




/s/ RUSSEL H. HERMAN
    Russel H. Herman


Dated: April 23, 1997


                        POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Patrick J. Guarino, Curtis V. Anastasio, Harold D. Mallory, and Todd Walker, and each of them, his true and lawful attorney or attorneys-in-fact, with full power of substitution and revocation, for him and in his name, place, and stead, in any and all capacities (including as an officer or director of ULTRAMAR DIAMOND SHAMROCK CORPORATION (the "Corporation"), to sign Registration Statements on Form S-8 of the Corporation for the purposes of registering, pursuant to the Securities Act of 1933: (1) 100,000 shares of Common Stock (and associated stock purchase rights) in accordance with the terms of the Corporation's Non-Employee Director Equity Plan, (2) 77,458 shares of Common Stock (and associated stock purchase rights) in accordance with the terms of the Corporation's 401(k) Retirement Savings Plan (and as a result of the merger between Diamond Shamrock, Inc. and Ultramar Corporation), and (3) 101,015 shares of Common Stock (and associated stock purchase rights)in accordance with the terms of the Corporation's Nonqualified 401(k) Plan (and as a result of the merger between Diamond Shamrock, Inc. and Ultramar Corporation), and to sign any or all amendments and any or all post-effective amendments to such Registration Statements, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorney or attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




/s/ BOB MARBUT
    Bob Marbut


Dated: April 23, 1997


                        POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Patrick J. Guarino, Curtis V. Anastasio, Harold D. Mallory, and Todd Walker, and each of them, his true and lawful attorney or attorneys-in-fact, with full power of substitution and revocation, for him and in his name, place, and stead, in any and all capacities (including as an officer or director of ULTRAMAR DIAMOND SHAMROCK CORPORATION (the "Corporation"), to sign Registration Statements on Form S-8 of the Corporation for the purposes of registering, pursuant to the Securities Act of 1933: (1) 100,000 shares of Common Stock (and associated stock purchase rights) in accordance with the terms of the Corporation's Non-Employee Director Equity Plan, (2) 77,458 shares of Common Stock (and associated stock purchase rights) in accordance with the terms of the Corporation's 401(k) Retirement Savings Plan (and as a result of the merger between Diamond Shamrock, Inc. and Ultramar Corporation), and (3) 101,015 shares of Common Stock (and associated stock purchase rights)in accordance with the terms of the Corporation's Nonqualified 401(k) Plan (and as a result of the merger between Diamond Shamrock, Inc. and Ultramar Corporation), and to sign any or all amendments and any or all post-effective amendments to such Registration Statements, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorney or attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




/s/ KATHERINE D. ORTEGA
    Katherine D. Ortega


Dated: April 23, 1997


                        POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Patrick J. Guarino, Curtis V. Anastasio, Harold D. Mallory, and Todd Walker, and each of them, his true and lawful attorney or attorneys-in-fact, with full power of substitution and revocation, for him and in his name, place, and stead, in any and all capacities (including as an officer or director of ULTRAMAR DIAMOND SHAMROCK CORPORATION (the "Corporation"), to sign Registration Statements on Form S-8 of the Corporation for the purposes of registering, pursuant to the Securities Act of 1933: (1) 100,000 shares of Common Stock (and associated stock purchase rights) in accordance with the terms of the Corporation's Non-Employee Director Equity Plan, (2) 77,458 shares of Common Stock (and associated stock purchase rights) in accordance with the terms of the Corporation's 401(k) Retirement Savings Plan (and as a result of the merger between Diamond Shamrock, Inc. and Ultramar Corporation), and (3) 101,015 shares of Common Stock (and associated stock purchase rights)in accordance with the terms of the Corporation's Nonqualified 401(k) Plan (and as a result of the merger between Diamond Shamrock, Inc. and Ultramar Corporation), and to sign any or all amendments and any or all post-effective amendments to such Registration Statements, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorney or attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ MADELEINE SAINT-JACQUES
    Madeleine Saint-Jacques


Dated: April 23, 1997


                        POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Patrick J. Guarino, Curtis V. Anastasio, Harold D. Mallory, and Todd Walker, and each of them, his true and lawful attorney or attorneys-in-fact, with full power of substitution and revocation, for him and in his name, place, and stead, in any and all capacities (including as an officer or director of ULTRAMAR DIAMOND SHAMROCK CORPORATION (the "Corporation"), to sign Registration Statements on Form S-8 of the Corporation for the purposes of registering, pursuant to the Securities Act of 1933: (1) 100,000 shares of Common Stock (and associated stock purchase rights) in accordance with the terms of the Corporation's Non-Employee Director Equity Plan, (2) 77,458 shares of Common Stock (and associated stock purchase rights) in accordance with the terms of the Corporation's 401(k) Retirement Savings Plan (and as a result of the merger between Diamond Shamrock, Inc. and Ultramar Corporation), and (3) 101,015 shares of Common Stock (and associated stock purchase rights)in accordance with the terms of the Corporation's Nonqualified 401(k) Plan (and as a result of the merger between Diamond Shamrock, Inc. and Ultramar Corporation), and to sign any or all amendments and any or all post-effective amendments to such Registration Statements, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorney or attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




/s/ C. BARRY SCHAEFER
    C. Barry Schaefer


Dated: April 23, 1997
